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Exhibit 4.2

NUMBER	SHARES
AC

CEA ACQUISITION CORPORATION

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK

SEE REVERSE FOR
CERTAIN DEFINITIONS

This Certifies that	CUSIP

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.0001 EACH OF THE
COMMON STOCK OF

CEA ACQUISITION CORPORATION

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
Witness the seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
	CHAIRMAN	SECRETARY

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—	as tenants in common	UNIF GIFT MIN ACT—		Custodian
TEN ENT—	as tenants by the entireties		(Cust)		(Minor)
JT TEN—	as joint tenants with right of survivorship	under Uniform Gifts to Minors
	and not as tenants in common	Act (State)

Additional Abbreviations may also be used though not in the above list.

CEA Acquisition Corporation

        The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the shares represented thereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and all amendments thereto and resolutions of the Board of Directors providing for the issue of shares of Preferred Stock (copies of which may be obtained from the secretary of the Corporation), to all of which the holder of this certificate by acceptiance hereof assents.

        For value received,                                                             hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within named Corporation will full power of substitution in the premises.
Dated

	Notice:	The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.
Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

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Exhibit 4.2